UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): November 13, 2002



                         WPCS INTERNATIONAL INCORPORATED
               (Exact name of registrant as specified in charter)



                  Delaware                  0-26277            98-0204758
       (State or other jurisdiction      (Commission         (IRS Employer
              of incorporation)           File Number)       Identification No.)



          140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (610) 903-0400

ITEM 1.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Invisinet, Inc.

On November 13, 2002 the Company entered into and completed an Agreement and Plan of Merger with Invisinet Acquisitions Inc., a Delaware corporation wholly owned by the Company (the "Subsidiary"), Invisinet, Inc. a Delaware corporation ("Invisinet"), J. Johnson LLC, a Delaware corporation ("Johnson") and E. J. von Schaumburg ("von Schaumburg"). Pursuant to the terms of the Agreement and Plan of Merger the Company acquired (the "Acquisition") all of the issued and outstanding shares of capital stock of Invisinet from Johnson and von Schaumburg in exchange for an aggregate of 1,000,000 newly issued shares of the Company's common stock (the "Shares"). As part of the Acquisition, the Company's Board of Directors appointed Norm Dumbroff, the principal of Johnson, as a member of the Company's Board of Directors and appointed von Schaumburg as the Company's Executive Vice-President of Strategic Development.

Invisinet is in the business of providing fixed wireless solutions and services for internal and external fixed wireless connectivity. Invisinet commenced business in July, 2000 and has offices in Morristown, New Jersey and West Chicago, Illinois. Invisinet's customer base includes such companies as EPS, Tyco, Associated Press International, USX, FEMA and Fidelity Investments. Invisinet offers to its customers wireless products and services focused on wireless network implementation. Invisinet also provides strategic network planning and consulting services, assisting customers in developing wireless strategies.

The 1,000,000 shares of common stock issued in the merger were not registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the Shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

As part of the Acquisition, the Company caused the Subsidiary and Invisinet to be merged pursuant to a Certificate of Merger filed with the Delaware Secretary of State on November 13, 2002. Invisinet survived the merger and the Company intends to continue to hold the surviving company as a wholly owned subsidiary and to continue its operations. The Company believes that the merger will qualify as a tax-free reorganization of Invisinet pursuant to section 351 and 368(a)(1)(B) of the Internal Revenue Code of 1996, as amended.

The amount of consideration paid to Johnson and von Schaumburg for Invisinet was determined through arm's-length negotiations between these parties and the Company. Other than as disclosed herein there are no material relationships between Johnson, von Schaumburg and the Company or any of its affiliates, any directors or officers of the Company, or any associate of such directors or officers.

Following the closing of the merger, the Company had 10,025,632 shares of its common stock issued and outstanding.

Appointment of New Director and Officer

The Agreement and Plan of Merger required that the Company appoint Norm Dumbroff as a director of the Company and von Schaumburg as Executive Vice-President of Strategic Development of the Company.

Mr. Dumbroff has been the President and Chief Executive Officer of WAV, Inc. (formerly POS Information Systems) since 1990. Prior to this he was an engineer with Hughes Aircraft. Mr. Dumbroff holds a Bachelor of Science in Computer Science from Albright College in Reading, Pennsylvania.

Mr. von Schaumburg has served as President and Chief Executive Office of Invisinet since July, 2000. From 1988 to 2000 Mr. von Schaumburg was employed by AT&T and Lucent Technologies. Mr. von Schaumburg holds a Bachelor in Science in Finance from Saint Bonaventure University in Saint Bonaventure, New York and a Masters of Business Administration from Fairleigh Dickinson University in Madison, New Jersey.

Assignment of Account Receivable

As part of the Acquisition, WAV, Inc., a company controlled by Norm Dumbroff, issued to Invisinet a promissory note in the amount of $172,514.04 in exchange for the assignment by Invisinet to WAV, Inc. of an account receivable in the amount of $154,514.06 and certain other consideration.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      Financial Statements of businesses acquired.

     1. Audited Financial Statements of Invisinet for the period from inception to December 31, 2000 and for the year ended December 31, 2001.

     2. Unaudited Financial Statements of Invisinet for the nine month period ended September 30, 2002.

(b)      Proforma Financial Information

         Proforma Financial Information will be filed by amendment.

(c)      Exhibits.

     3.   Agreement  and  Plan  of  Merger  by  and  among  WPCS   International
Incorporated,  Invisinet Acquisitions Inc., Invisinet,  Inc., J. Johnson LLC and
E. J. von Schaumburg made as of the 13th day of November, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WPCS International Incorporated




Date:  November 26, 2002                    /s/ ANDREW HIDALGO
                                                Andrew Hidalgo, President

Invisinet, Inc.

Year Ended December 31, 2001 and Period from July 10, 2000 (Inception) through December 31, 2000

                                 Invisinet, Inc.

                  Year Ended December 31, 2001 and Period from
               July 20, 2000 (Inception) through December 31, 2000





                                 C o n t e n t s


                                                                                Reference                          Page

Independent Auditor's Report                                                                                          1

Balance Sheets                                                                  Exhibit A                             2

Statements of Loss and Accumulated Deficit                                      Exhibit B                             3

Statements of Cash Flows                                                        Exhibit C                             4

Notes to Financial Statements                                                                                         5 - 7

Independent Auditor's Report on Supplemental Information                                                              8

Operating Expenses                                                              Schedule B-1                          9



                          Independent Auditor's Report


Stockholders
Invisinet, Inc.
West Chicago, Illinois


We have audited the accompanying balance sheets of Invisinet, Inc. as of December 31, 2001 and 2000, and the related statements of loss and accumulated deficit and cash flows for the year ended December 31, 2001 and the period from July 10, 2000 (inception) through December 31, 2000.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Invisinet, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the year ended December 31, 2001 and the period from July 10, 2000 (inception) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming Invisinet, Inc. will continue as a going concern. As more fully described in Note 2, the company has incurred operating losses since inception. These losses raise substantial doubt about the company' s ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

Also, as discussed in Note 5, the company purchases the majority of its inventory from a company related through common ownership and management at terms that this related company offers to its best customers. In addition, a nonrecurring discretionary management fee charged in 2000 to another related company had a significant impact on earnings. The financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would occur if the above related party transactions and relationships were not present.

/s/Blackman Kallick Bartelstein, LLP

Chicago, Illinois
September 23, 2002

                                                                       Exhibit A

                                 Invisinet, Inc.

                                 Balance Sheets

                           December 31, 2001 and 2000



                                     Assets

                                                                                            2001              2000
                                                                                        -------------    --------------

Current Assets
     Cash                                                                               $      30,911    $      119,656
     Receivables (Net of allowance for doubtful accounts
       of $7,000 in 2001 and $5,000 in 2000)                                                   99,861           211,401
     Due from related party                                                                         -            63,577
     Inventory (Net of valuation reserve of
       $14,825 in 2001 and $5,825 in 2000)                                                     22,758            17,130
     Prepaid expenses                                                                           5,117                 -
                                                                                        -------------    --------------

                  Total Current Assets                                                        158,647           411,764

Computer Equipment (Net of accumulated depreciation
  of $6,777 in 2001 and $2,825 in 2000)                                                        10,730            17,507

Deposits                                                                                          350               350
                                                                                        -------------    --------------

                                                                                        $     169,727    $      429,621
                                                                                        =============    ==============
                      Liabilities and Stockholder's Deficit

Current Liabilities
     Note payable - Related party                                                       $     439,000    $      439,000
     Accounts payable
         Trade                                                                                 28,906            18,035
         Related party                                                                        111,339           181,291
     Accrued expenses
         Salaries, wages and other compensation                                                 5,735            16,596
         Other expenses and taxes                                                              45,031            10,675
                                                                                        -------------    --------------

                  Total Current Liabilities                                                   630,011           665,597
                                                                                        -------------    --------------

Stockholder's Deficit
     Common stock - $.01 par value; authorized -
       10,000 shares; issued and outstanding - 1,000 shares                                     1,000             1,000
     Accumulated deficit                                                                     (461,284)         (236,976)
                                                                                        -------------    --------------

                  Total Stockholder's Deficit                                                (460,284)         (235,976)
                                                                                        -------------    --------------

                                                                                        $     169,727    $      429,621
                                                                                        =============    ==============


     The accompanying notes are an integral part of the financial statements.

                                                                       Exhibit B

                                 Invisinet, Inc.

                   Statements of Loss and Accumulated Deficit

                  Year Ended December 31, 2001 and Period from
               July 10, 2000 (Inception) through December 31, 2000



                                                                                            2001              2000
                                                                                        -------------    --------------

Net Sales                                                                               $   1,414,190    $      531,817

Cost of Sales                                                                               1,170,638           426,180
                                                                                        -------------    --------------

Gross Profit                                                                                  243,552           105,637

Operating Expenses                                                                            432,740           458,471
                                                                                        -------------    --------------

Loss from Operations                                                                         (189,188)         (352,834)
                                                                                        -------------    --------------

Other Expense (Income)
     Management fee income                                                                          -          (120,922)
     Interest                                                                                  35,120             5,064
                                                                                        -------------    --------------

                  Total Other Expense (Income), Net                                            35,120          (115,858)
                                                                                        -------------    ---------------

Net Loss                                                                                     (224,308)         (236,976)

Accumulated Deficit, Beginning of Period                                                     (236,976)                -
                                                                                        -------------    --------------

Accumulated Deficit, End of Period                                                      $    (461,284)   $     (236,976)
                                                                                        =============    ==============

    The accompanying notes are an integral part of the financial statements.

                                                                       Exhibit C

                                 Invisinet, Inc.

                            Statements of Cash Flows

                  Year Ended December 31, 2001 and Period from
               July 10, 2000 (Inception) through December 31, 2000



                                                                                          2001              2000
                                                                                     -------------      -------------

Cash Flows from Operating Activities
     Net loss                                                                        $    (224,308)     $    (236,976)
                                                                                     -------------      -------------
     Adjustments to reconcile net loss to net
        cash used in operating activities
         Depreciation                                                                        6,777              2,825
         Provision for losses on receivables - Customers                                     2,646              7,400
         (Increase) decrease in
           Receivables                                                                     108,894           (218,801)
           Due from (to) related party                                                      63,577            (63,577)
           Inventories                                                                      (5,628)           (17,130)
           Prepaid expenses and deposits                                                    (5,117)              (350)
         Increase (decrease) in
           Accounts payable                                                                (59,081)           178,994
           Accrued expenses                                                                 23,495             27,271
                                                                                     -------------      -------------

                  Total Adjustments                                                        135,563            (83,368)
                                                                                     -------------      -------------

                  Net Cash Used in Operating Activities                                    (88,745)          (320,344)
                                                                                     -------------      -------------

Cash Flows from Financing Activities
     Borrowings under line-of-credit - Related party                                             -            439,000
     Proceeds from issuance of common stock                                                      -              1,000
                                                                                     -------------      -------------

                  Net Cash Provided by Financing Activities                                      -            440,000
                                                                                     -------------      -------------

Net (Decrease) Increase in Cash                                                            (88,745)           119,656

Cash, Beginning of Period                                                                  119,656                  -
                                                                                     -------------      -------------

Cash, End of Period                                                                  $      30,911      $     119,656
                                                                                     =============      ==============

    The accompanying notes are an integral part of the financial statements.

                                 Invisinet, Inc.

                          Notes to Financial Statements

                  Year Ended December 31, 2001 and Period from
               July 10, 2000 (Inception) through December 31, 2000


Note 1 - Industry Operations

The company is a value-added reseller of portable transaction computers that sells to end-users throughout the United States. The company grants credit to substantially all of its customers.


Note 2 - Going Concern

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America on a going-concern basis which assumes that the company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.

The company has incurred operating losses since inception, which created a deficit in stockholder's equity as of December 31, 2001. The company' s continuation as a going concern is dependent upon attaining profitable operations and the ability to maintain adequate financing or capital. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and the amounts and classifications of liabilities that may result from the outcome of this uncertainty.


Note 3 - Summary of Significant Accounting Policies

Cash

The company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk on cash.

Depreciation

The company's policy is to depreciate the cost of computer equipment over the estimated useful life of the asset, which is determined to be three years, by use of the straight-line method.

Inventory

Inventory is valued at the lower of cost (first-in, first-out) or market, and consists primarily of finished goods on hand and demonstrator inventory on loan to customers.

                                 Invisinet, Inc.

                          Notes to Financial Statements

                  Year Ended December 31, 2001 and Period from
               July 10, 2000 (Inception) through December 31, 2000


Note 3 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

Sales are recognized when the goods are shipped to the customers.

Income Taxes

The company has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Accordingly, the accompanying financial statements do not reflect income taxes, except for state replacement tax.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.


Note 4 - Note Payable - Related Party

The company has borrowings under a line-of-credit agreement with the majority stockholder in the amount of $439,000 as of December 31, 2001 and 2000. Borrowings on this line bear interest at 8% per annum. Accrued interest on the note as of December 31, 2001 and 2000 was $40,184 and $5,064, respectively, and is included in accrued other expenses and taxes on the balance sheet. This note is automatically renewed for successive periods of one year unless written notice of termination is given prior to the renewal date of August 1st by the majority stockholder. In the event of any termination or nonrenewal by the majority stockholder, the note is due and payable in cash within ten business days after the date of termination and nonrenewal. As of December 31, 2001 and 2000, maximum additional borrowings under the line-of-credit were $61,000.

                                 Invisinet, Inc.

                          Notes to Financial Statements

                  Year Ended December 31, 2001 and Period from
               July 10, 2000 (Inception) through December 31, 2000


Note 5 - Related Party Transactions

The company pays a management fee to a company, related through common ownership and management, equivalent to approximately 2% of the company' s net sales, for the use of facilities, personnel and equipment. Management fees for the years ended December 31, 2001 and 2000 were approximately $28,000 and $24,907, respectively. The company also purchases the majority of its inventory from the same related company, at terms that this related company offers to its best customers. Purchases of inventory from the related company for the years ended December 31, 2001 and 2000 were approximately $759,000 and $314,000, respectively. In 2000, the company purchased computer equipment in the amount of $20,332 from the related company. The company owed approximately $111,339 and $181,291 to the related company as of December 31, 2001 and 2000, respectively.

In addition, the company charged a discretionary management fee to a separate company, related through common ownership and management, during 2000 of $120,922. The balance due from this related company was $0 and $63,577 as of December 31, 2001 and 2000, respectively.

The financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would occur if the above related party transactions and relationships were not present.

See additional related party disclosures in Note 4.


Note 6 - Major Customers

For the year ended December 31, 2001, sales to one major customer amounted to more than 10% of total revenue. The amount of revenue from this customer was $195,698. There was no receivable balance due from this customer as of December 31, 2001.

For the year ended December 31, 2000, sales to two major customers amounted to more than 10% of total revenue. The amount of revenue from these customers was $78,511 and $69,453, respectively. The receivable balances to these major customers were $26,934 and $85, respectively.


Note 7 - Common Stock Restriction Agreement

The company's founding minority stockholder is obligated under a stock restriction agreement to forfeit his 150 shares in whole or in part if he ceases to be an employee of the company or an affiliate prior to July 10, 2004. The shares vest and become nonforfeitable on a pro rata basis of 25% per year beginning with July 10, 2001. As the shares had no significant value as of the date of issuance, no compensation expense has been recorded.

            Independent Auditor's Report on Supplemental Information



Board of Directors
Invisinet, Inc.
West Chicago, Illinois



Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole of Invisinet, Inc. for the year ended December 31, 2001 and the period from July 10, 2000 (inception) through December 31, 2000. The following supplemental Schedule B-1 is presented for analysis purposes and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation for the basic financial statements taken as a whole.






September 23, 2002

                                                                    Schedule B-1

                                 Invisinet, Inc.

                               Operating Expenses

                  Year Ended December 31, 2001 and Period from
               July 10, 2000 (Inception) through December 31, 2000



                                                                                            2001              2000
                                                                                        -------------    --------------

Leased employees                                                                        $     326,145    $      333,476
Accounting                                                                                      1,256                 -
Advertising                                                                                     3,500            22,300
Vehicles                                                                                          566             1,627
Bad debts                                                                                       2,646             7,400
Bank and credit card fees                                                                       2,008               842
Consulting                                                                                          -             3,156
Depreciation                                                                                    6,777             2,825
Insurance                                                                                       8,772             3,655
Legal                                                                                           2,751             6,646
Meals and entertainment                                                                         1,227             1,416
Management fee                                                                                 28,000            24,907
Postage                                                                                           320               194
Rent                                                                                            3,658             4,907
Supplies                                                                                        2,287             2,246
Telephone                                                                                      19,889             9,924
Travel                                                                                         21,230            32,734
Miscellaneous                                                                                   1,708               216
                                                                                        -------------    --------------

                  Total                                                                 $     432,740    $      458,471
                                                                                        =============    ==============

          See independent auditor's report on supplemental information.

                                                                 Invisinet, Inc.

                                            Nine Months Ended September 30, 2002

                                 Invisinet, Inc.

Nine Months Ended September 30, 2002





                                 C o n t e n t s



                                                                Reference                                           Page

Accountants' Review Report                                                                                            1

Balance Sheet                                                   Exhibit A                                             2

Statement of Loss and Accumulated Deficit                       Exhibit B                                             3

Statement of Cash Flows                                         Exhibit C                                             4

Notes to Financial Statements                                                                                         5 - 7

Accountants'  Supplemental Review Report                                                                              8

Operating Expenses                                              Schedule B-1                                          9

Stockholders
Invisinet, Inc.
West Chicago, Illinois



We have reviewed the accompanying balance sheet of Invisinet, Inc. as of September 30, 2002, and the related statements of loss and accumulated deficit and cash flows for the nine months ended September 30, 2002.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming Invisinet, Inc. will continue as a going concern. As more fully described in Note 2, the company has incurred operating losses since inception. These losses raise substantial doubt about the company' s ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

Also, as discussed in Note 5, the company purchases the majority of its inventory from a company related through common ownership and management at terms more favorable than those terms given to other customers. In addition, the company received management services and certain compensation at no charge in 2002 and also had some liability balances forgiven or assumed as part of a merger agreement effective September 30, 2002. See Notes 4, 5 and 8. The financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would occur if the above related party transactions and relationships were not present.


/s/ Blackman Kallick Bartelstein, LLP

Chicago, Illinois
November 13, 2002

                                                                       Exhibit A

                                 Invisinet, Inc.

                                  Balance Sheet

                               September 30, 2002

                                     Assets



Current Assets
     Cash                                                                                                   $    34,401
     Receivables   (Net  of   allowance   for  doubtful
        accounts of $13,000)                                                                                    159,438
     Due from related party                                                                                     164,514
     Inventory (Net of valuation reserve of
       $14,825)                                                                                                  13,286
     Prepaid expenses                                                                                             2,372
                                                                                                         --------------


                  Total Current Assets                                                                          374,011

Computer Equipment (Net of accumulated depreciation
  of $12,530)                                                                                                     5,003

Deposits                                                                                                            350
                                                                                                         --------------
                                                                                                           $    379,364
                                                                                                         ==============
         Liabilities and Stockholder's Deficit

Current Liabilities
     Note payable - Related party                                                                          $    600,000
     Accounts payable
         Trade                                                                                                  222,120
         Related party                                                                                           14,372
     Accrued expenses                                                                                             4,928
                                                                                                         --------------

                  Total Current Liabilities                                                                     841,420
                                                                                                         --------------

Stockholder's Equity (Deficit)
     Common stock - $.01 par value; authorized -
       10,000  shares;  issued and  outstanding - 1,000
       shares                                                                                                     1,000
     Additional paid-in capital                                                                                  62,472
     Accumulated deficit                                                                                       (525,528)
                                                                                                         --------------

                  Total Stockholder's Deficit                                                                  (462,056)
                                                                                                         --------------


                                                                                                           $    379,364
                                                                                                         ==============

                         See accountants' review report.
               The accompanying notes are an integral part of the
                              financial statements.

                                                                       Exhibit B

                                 Invisinet, Inc.

                    Statement of Loss and Accumulated Deficit

Nine Months Ended September 30, 2002





Net Sales                                                                                                  $    891,242

Cost of Sales                                                                                                   680,203
                                                                                                         --------------

Gross Profit                                                                                                    211,039

Operating Expenses                                                                                              274,986
                                                                                                         --------------

Loss from Operations                                                                                            (63,947)

Interest Expense                                                                                                   (297)
                                                                                                         --------------


Net Loss                                                                                                        (64,244)

Accumulated Deficit, Beginning of Period                                                                       (461,284)
                                                                                                         --------------

Accumulated Deficit, End of Period                                                                        $    (525,528)
                                                                                                         ==============

                         See accountants' review report.
               The accompanying notes are an integral part of the
                              financial statements.

                                                                       Exhibit C

                                 Invisinet, Inc.

                             Statement of Cash Flows

Nine Months Ended September 30, 2002




Cash Flows from Operating Activities
     Net loss                                                                                            $    (64,244)
                                                                                                        -------------
     Adjustments to reconcile net loss to net
        cash used in operating activities
         Depreciation                                                                                           4,383
         Provision for losses on receivables - Customers                                                        6,000
         (Increase)  decrease in
           Receivables                                                                                       (220,091)
           Inventories                                                                                          9,472
           Prepaid expenses and deposits                                                                        2,745
         Increase in
           Accounts payable                                                                                   109,879
           Accrued expenses                                                                                    (5,654)
                                                                                                        --------------

                  Total Adjustments                                                                           (93,266)
                                                                                                        --------------

                  Net Cash Used in Operating Activities                                                      (157,510)

Net   Cash   Provided   by   Financing   Activities   -
Borrowings under
  line-of-c redit - Related party                                                                             161,000
                                                                                                        -------------

Net Increase in Cash                                                                                            3,490

Cash, Beginning of Period                                                                                      30,911
                                                                                                        -------------

Cash, End of Period                                                                                       $    34,401
                                                                                                        =============

                         See accountants' review report.
               The accompanying notes are an integral part of the
                              financial statements.

                                 Invisinet, Inc.

                          Notes to Financial Statements

                      Nine Months Ended September 30, 2002


Note 1 - Industry Operations

The company is a value-added reseller of portable transaction computers that sells to end-users throughout the United States. The company grants credit to substantially all of its customers.


Note 2 - Going Concern

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America on a going-concern basis which assumes that the company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.

The company has incurred operating losses since inception, which created a deficit in stockholder's equity as of September 30, 2002. The company' s continuation as a going concern is dependent upon attaining profitable operations and the ability to maintain adequate financing or capital. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and the amounts and classifications of liabilities that may result from the outcome of this uncertainty.


Note 3 - Summary of Significant Accounting Policies

Cash

The company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk on cash.

Depreciation

The company's policy is to depreciate the cost of computer equipment over the estimated useful life of the asset, which is determined to be three years, by use of the straight-line method.

Inventory

Inventory is valued at the lower of cost (first-in, first-out) or market, and consists primarily of finished goods on hand and demonstrator inventory on loan to customers.

Revenue Recognition

Sales are recognized when the goods are shipped to the customers.

                         See accountants' review report.

                                 Invisinet, Inc.

                          Notes to Financial Statements

                      Nine Months Ended September 30, 2002


Note 3 - Summary  of  Significant  Accounting  Policies
(Continued)

Income Taxes

The company has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Accordingly, the accompanying financial statements do not reflect income taxes, except for state replacement tax.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.


Note 4 - Note Payable - Related Party

The company has borrowings under a line-of-credit agreement with the majority stockholder in the amount of $600,000 as of September 30, 2002. Borrowings on this line bear interest at 8% per annum. In conjunction with the merger agreement (Note 8), the majority stockholder waived the accrual of interest of $30,633 for the nine months ended September 30, 2002. In addition, the majority stockholder forgave the remaining interest accrual of $40,184 with the amount being contributed to capital as of September 30, 2002. This note is automatically renewed for successive periods of one year unless written notice of termination is given prior to the renewal date of August 1st by the majority stockholder. In the event of any termination or nonrenewal by the majority stockholder, the note is due and payable in cash within ten business days after the date of termination and nonrenewal. As of September 30, 2002, there were no maximum additional borrowings available under the line-of-credit.


Note 5 - Related Party Transactions

The company pays a management fee to a company, related through common ownership and management, equivalent to approximately 2% of the company's net sales, for the use of facilities, personnel and equipment. The related company waived the management fee of approximately $13,000 for the nine months ended September 30, 2002, in connection with the merger described in Note 8 . The company also purchases the majority of its inventory from the same related company, at terms that this related company offers to its best customers. However, also in connection with the merger described in Note 8, the related company gave a volume discount to the company of approximately $21,000 for the nine months ended September 30, 2002, which made the overall terms more favorable than those given to other customers. Purchases of inventory from the related company for the nine months ended September 30, 2002 was approximately $163,000. During the nine months ended September 30, 2002, the company sold computer equipment in the amount of $1,344 to the related company. The company owed approximately $14,372 to the related company as of September 30, 2002.

                                 Invisinet, Inc.

                          Notes to Financial Statements

                      Nine Months Ended September 30, 2002

Note 5 - Related Party Transactions (Continued)

In addition, a company related through common ownership and management, assumed an outstanding customer receivable balance of $154,514 as of September 30, 2002. The balance is included in due from related party in the accompanying balance sheet.

The financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would occur if the above related party transactions and relationships were not present.

See additional related party disclosures in Notes 4 and 8.


Note 6 - Major Customers

For the period ended September 3 0, 2002, sales to four major customers amounted to more than 10% of total revenue. The amount of revenue from each such customer was $162,514, $139,764, $99,514, and $96,839. The receivable balance from each customer was $0, $1,532, $53,521, and $35,978, respectively, as of September 30, 2002.


Note 7 - Common Stock Restriction Agreement

The company's founding minority stockholder is obligated under a stock restriction agreement to forfeit his 150 shares in whole or in part if he ceases to be an employee of the company or an affiliate prior to July 10, 2004. The shares vest and become nonforfeitable on a pro rata basis of 25% per year beginning with July 10, 2001. As the shares had no significant value as of the date of issuance, no compensation expense has been recorded.


Note 8 - Merger Agreement

The company entered into a merger agreement, with an un related company, on November 13, 2002 with an effective date as of September 30, 2002. As part of the agreement, the stockholders of the company, or a company owned by the majority stockholder, forgave or assumed the following accrued expenses owed by the company as of the beginning of the year, along with adjusting certain 2002 expenses as described in Note 5, as of September 30, 2002:

               Interest                         $    40,184
               Legal fees                            22,288
                                                -----------

                                      Total     $    62,472


The above forgiveness or assumption was treated as a contribution to capital by the stockholders.

Board of Directors
Invisinet, Inc.
West Chicago, Illinois



Our report on our review of the basic financial statements of Invisinet, Inc. for the nine months ended September 30, 2002 appears on page one. The review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. The information included in the accompanying schedule of operating expenses is presented only for supplemental analysis purposes. Such information has been subjected to the inquiry and analytical procedures applied in our review of the basic financial statements , and we are not aware of any material modification that should be made thereto.






November 13, 2002

                                                                    Schedule B-1

                                 Invisinet, Inc.

                               Operating Expenses

                      Nine Months Ended September 30, 2002





Leased employees                                                                                    $           211,545
Bad debts                                                                                                         6,000
Bank and credit card fees                                                                                         1,624
Depreciation                                                                                                      4,383
Insurance                                                                                                         2,180
Professional fees                                                                                                23,377
Rent                                                                                                              2,103
Supplies                                                                                                          1,138
Telephone                                                                                                         7,829
Travel                                                                                                           13,078
Miscellaneous                                                                                                     1,729
                                                                                                         --------------

                  Total                                                                             $           274,986


     See accountants' supplemental review report.

                          AGREEMENT AND PLAN OF MERGER


THIS  AGREEMENT  AND PLAN OF  MERGER  is made as of the
13th day of November, 2002

AMONG:

     WPCS INTERNATIONAL INCORPORATED, a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341

                  ("WPCS")

AND:

     INVISINET ACQUISITIONS INC., a body corporate formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of WPCS

                                (the "Acquirer")

AND:

     INVISINET, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 15 Manor Drive, Morristown, NJ 07960

                  ("Invisinet")

AND:

     J. JOHNSON LLC, a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 245 West Roosevelt Road, Boulevard 7, Suite 48, West Chicago, IL 60185

                  ("Johnson")

AND:

     E.J. VON SCHAUMBURG, an individual having an address at 15 Manor Drive, Morristown, NJ 07960

     ("von Schaumburg", and together with Johnson the "Invisinet Shareholders")

WHEREAS:

     A. Invisinet is a Delaware corporation engaged in the business of providing fixed wireless solutions and services for internal and external fixed wireless connectivity;

     B. The Invisinet Shareholders own 1,000 Invisinet Shares, being 100% of the presently issued and outstanding Invisinet Shares;

     C. WPCS is a reporting company whose common stock is quoted on the NASD "Bulletin Board" and which is engaged in the business of providing fixed wireless telecommunications services;

     D. The respective Boards of Directors of WPCS, Invisinet and the Acquirer deem it advisable and in the best interests of WPCS, Invisinet and the Acquirer that the Acquirer merge with and into Invisinet (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and

     E. It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this  Agreement  the  following  terms will
           have the following meanings:

(a) "Acquisition Shares" means the 1,000,000 WPCS Common Shares to be issued to the Invisinet Shareholders at Closing pursuant to the terms of the Merger;

(b) "Agreement" means this agreement and plan of merger among WPCS, the Acquirer, Invisinet, and the Invisinet Shareholders;

(c) "Bonus Share Agreement" means the bonus share agreement to be entered into on the Closing Date between WPCS and von Schaumburg in the form attached hereto as Schedule "L";

(d) "Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(e) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

(f)            "Commission" means the Securities and Exchange Commission;

(g) "Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

(h) "Employment Agreement" means the employment agreement to be entered into on the Closing Date between Invisinet and von Schaumburg in the form attached hereto as Schedule "K";

(i) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

(j) "Invisinet Accounts Payable and Liabilities" means all accounts payable and liabilities of Invisinet, due and owing or otherwise constituting a binding obligation of Invisinet (other than a Invisinet Material Contract) as of September 30, 2002 as set forth in Schedule "A" hereto;

(k)            "Invisinet   Accounts   Receivable"   means   all   accounts
               receivable and other debts owing to Invisinet, as of September 30, 2002 as set forth in Schedule "B" hereto;

(l)            "Invisinet   Assets"  means  the  undertaking  and  all  the
               property and assets of the Invisinet Business of every kind and description wheresoever situated including, without limitation, Invisinet Equipment, Invisinet Inventory, Invisinet Material Contracts, Invisinet Accounts Receivable, Invisinet Cash, Invisinet Intangible Assets and Invisinet Goodwill, and all credit cards, charge cards and banking cards issued to Invisinet;

(m) "Invisinet Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Invisinet or relating to the Invisinet Business as set forth in Schedule "C" hereto;

(n) "Invisinet Business" means all aspects of the business conducted by Invisinet;

(o) "Invisinet Cash" means all cash on hand or on deposit to the credit of Invisinet on the Closing Date;

(p) "Invisinet Debt to Related Parties" means the debts owed by Invisinet and its subsidiaries to any of the Invisinet Shareholders or to any family member thereof, or to any affiliate, director or officer of Invisinet or the Invisinet Shareholders as described in Schedule "D";

(q)            "Invisinet   Equipment"  means  all  machinery,   equipment,
               furniture,  and  furnishings  used  in  the  Invisinet  Business,
               including,   without  limitation,  the  items  more  particularly
               described in Schedule "E" hereto;

(r) "Invisinet Financial Statements" means collectively, audited financial statements of Invisinet for the years ended December 31, 2000 and 2001, together with an unqualified auditors' report thereon, and the unaudited financial statements nine month periods ended September 30, 2001 and 2002, together with an auditor's review and engagement report thereon, all of which are to be prepared in accordance with United States generally accepted accounting principles and the requirements of Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission, true copies of which are attached as Schedule "F" hereto;

(s) "Invisinet Goodwill" means the goodwill of the Invisinet Business together with the exclusive right of WPCS to represent itself as carrying on the Invisinet Business in succession of Invisinet subject to the terms hereof, and the right to use any words indicating that the Invisinet Business is so carried on including the right to use the name "Invisinet" or "Invisinet International" or any variation thereof as part of the name of or in connection with the Invisinet Business or any part thereof carried on or to be carried on by Invisinet, the right to all corporate, operating and trade names associated with the Invisinet Business, or any variations of such names as part of or in connection with the Invisinet Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Invisinet Business, all necessary licenses and authorizations and any other rights used in connection with the Invisinet Business;

(t) "Invisinet Insurance Policies" means the public liability insurance and insurance against loss or damage to Invisinet Assets and the Invisinet Business as described in Schedule "G" hereto;

(u) "Invisinet Intangible Assets" means all of the intangible assets of Invisinet, including, without limitation, Invisinet Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Invisinet and its subsidiaries;

(v) "Invisinet Inventory" means all inventory and supplies of the Invisinet Business as of September 30, 2002 as set forth in Schedule "H" hereto;

(w)            "Invisinet  Material Contracts" means the burden and benefit of and the right, title and interest of Invisinet in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Invisinet is entitled in connection with the Invisinet Business whereunder Invisinet is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto; and

(x) "Invisinet Shares" means all of the issued and outstanding shares of Invisinet's equity stock;

(y) "Merger" means the merger, at the Effective Time, of Invisinet and the Acquirer pursuant to this Agreement and Plan of Merger;

(z)            "Merger Consideration" means the Acquisition Shares;

(aa)           "Place of Closing" means the offices of Vedder, Price et al.
               in Chicago, Illinois 60601, or such other place as WPCS and Invisinet may mutually agree upon;

(bb)           "Registration   Rights  Agreement"  means  the  registration
               rights agreement to be entered into on the Closing Date between WPCS, Johnson and von Schaumburg in respect of the Acquisition Shares in the form attached hereto as Schedule "M";

(cc) "SEC Reports" means all forms, reports and documents filed and required to be filed by WPCS with the Commission under the Exchange Act from June 7, 2002 through the date hereof;

(dd) "Securities Act" means the Securities Act of 1933, as amended;

(ee) "State Corporation Law" means the General Corporation Law of the State of Delaware;

(ff) "Stockholder's Agreement" means the certain Stockholder Agreement dated as of July 10, 2000, by and among Invisinet and
               E. J. von Schaumburg;

(gg) "Surviving Company" means the Invisinet following the merger with the Acquirer;

(hh) "WPCS Business" means all aspects of any business conducted by WPCS and its subsidiaries;

(ii) "WPCS Common Shares" means the shares of common stock in the capital of WPCS; and

(jj) "WPCS Financial Statements" means, collectively, the audited consolidated financial statements of WPCS for the fiscal years ended April 30, 2000 and 2002, together with the unqualified auditors' report thereon, and the unaudited financial statements three month periods ended July 31, 2001 and 2002, true copies of which are attached as Schedule "J" hereto.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:


Information concerning Invisinet

Schedule "A" Invisinet Accounts Payable and Liabilities
Schedule "B" Invisinet Accounts Receivable
Schedule "C" Invisinet Bank Accounts
Schedule "D" Invisinet Debts to Related Parties (including accounts payable aging ledger)
Schedule "E" Invisinet Equipment
Schedule "F" Invisinet Financial Statements

Schedule "G" Invisinet Insurance Policies
Schedule "H" Invisinet Inventory
Schedule "I" Invisinet Material Contracts

Information concerning WPCS

Schedule "J" WPCS Financial Statements

Agreements

Schedule "K" Form of Employment Agreement
Schedule "L" Form of Bonus Share Agreement
Schedule "M" Form of Registration Rights Agreement


Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, the Acquirer shall be merged with and into Invisinet pursuant to this Agreement and Plan of Merger and the separate corporate existence of the Acquirer shall cease and Invisinet, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2 The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Invisinet or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Invisinet and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Invisinet and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Invisinet and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Invisinet or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of Invisinet until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of Invisinet as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors of the Acquirer at the Effective Time shall continue to be the Directors of Invisinet.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Invisinet or the Invisinet Shareholders, the shares of capital stock of each of Invisinet and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

     (b) Conversion of Invisinet Shares. Each Invisinet Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of the Invisinet Shares outstanding immediately prior to Closing. All such Invisinet Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

2.5 The Invisinet Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act) directly or indirectly unless:

     (a) the sale is to WPCS;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to WPCS an opinion of counsel to that effect or such other written opinion as may be reasonably required by WPCS.

           The Invisinet Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT. THEY MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND OTHER APPLICABLE SECURITIES LAWS. THE HOLDER MAY BE REQUIRED TO PROVIDE AN OPINION AT THE HOLDER'S COST TO THE COMPANY THAT SUCH TRANSFER IS PERMITTED WITHOUT REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, WHICH OPINION MUST BE ACCEPTABLE TO THE COMPANY'S COUNSEL.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF WPCS

Representations and Warranties

3.1 WPCS represents and warrants in all material respects to the Invisinet Shareholders, with the intent that Invisinet Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

WPCS - Corporate Status and Capacity

     (a) Incorporation. WPCS is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. WPCS carries on business primarily in the Commonwealth of Pennsylvania and does not carry on any material business activity in any other jurisdiction. WPCS has an office in Exton, Pennsylvania and in no other locations. The nature of the Invisinet Business does not require WPCS to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. WPCS has the corporate power, capacity and authority to own its assets and to enter into and complete this Agreement;

     (d) Reporting  Status;  Listing.  WPCS's  common stock is registered  under
Section 12(b) or 12(g) of the Exchange Act and WPCS is required to file current reports with the Commission pursuant to section 13(a) of the Exchange Act. The WPCS Common Shares are quoted on the NASD "Bulletin Board" under the symbol "WPCS";

     (e) SEC Reports. WPCS has timely filed all SEC Reports with the Commission under the Exchange Act. The SEC Reports, at the time filed, complied as to form in all material respects with the requirements of the Exchange Act. None of the SEC Reports, including without limitation any financial statements or schedules included therein, contains any untrue statements of a material fact or omits to stare a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

Acquirer - Corporate Status and Capacity

     (f) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (g) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date.

     (h) Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

WPCS - Capitalization

     (i) Authorized Capital. The authorized capital of WPCS consists of 30,000,000 WPCS Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 9,025,632 WPCS Common Shares and 519 shares of Series B Convertible Preferred Stock are presently issued and outstanding;

     (j) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of WPCS Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of WPCS, except for an option to purchase 11,111 WPCS Common Shares at $2.75 per share expiring April 30, 2003;

Acquirer - Capitalization

     (k) Authorized Capital. The authorized capital of the Acquirer consists of 100 shares of common stock, $0.0001 par value, of which one share of common stock is presently issued and outstanding;

     (l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

WPCS - Records and Financial Statements

     (m) Charter Documents. The charter documents of WPCS and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of WPCS or the Acquirer, as the case may be;

     (n) Corporate Minute Books. The corporate minute books of WPCS and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by WPCS and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of WPCS and its subsidiaries. WPCS and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws;

     (o) WPCS Financial Statements. The WPCS Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of WPCS, on a consolidated basis, as of the respective dates thereof, and the results of operations and changes in financial position of WPCS during the periods covered thereby, in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

     (p) WPCS Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of WPCS or its subsidiaries which are not reflected in the WPCS Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the WPCS Financial Statements, and neither WPCS nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

     (q) WPCS Accounts Receivable. All the accounts receivable of WPCS result from bona fide business transactions and services actually rendered without, to the knowledge and belief of WPCS, any claim by the obligor for set-off or counterclaim;

     (r) No Debt to Related Parties. Neither WPCS nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of WPCS except accounts payable on account of bona fide business transactions of WPCS incurred in normal course of the WPCS Business, including employment agreements, none of which are more than 30 days in arrears;

     (s) No Related Party Debt to WPCS. No director or officer or affiliate of WPCS is now indebted to or under any financial obligation to WPCS or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (t) No Dividends. No dividends or other distributions on any shares in the capital of WPCS have been made, declared or authorized since the date of WPCS Financial Statements;

     (u) No Payments. No payments of any kind have been made or authorized since the date of the WPCS Financial Statements to or on behalf of officers, directors, shareholders or employees of WPCS or its subsidiaries or under any management agreements with WPCS or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (v) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting WPCS or its subsidiaries;

     (w) No Adverse Events. Since July 31, 2002,

          (i) there has not been any material adverse change in the properties, results of operations, financial position or condition (financial or otherwise) of WPCS, its subsidiaries, its assets or liabilities or any damage, loss or other change in circumstances materially affecting WPCS, the WPCS Business or WPCS' right to carry on the WPCS Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting WPCS, its subsidiaries, or the WPCS Business,

          (iii) there has not been any material increase in the compensation payable or to become payable by WPCS to any of WPCS' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the WPCS Business has been and continues to be carried on in the ordinary course,

          (v) WPCS has not waived or surrendered any right of material value,

          (vi) Neither WPCS nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

WPCS - Income Tax Matters

     (x) Tax Returns. All tax returns and reports of WPCS and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by WPCS and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (y) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by WPCS or its subsidiaries. WPCS is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

WPCS - Applicable Laws and Legal Matters

     (z) Licenses. WPCS and its subsidiaries hold all licenses and permits as may be requisite for carrying on the WPCS Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the WPCS Business;

     (aa) Applicable Laws. Neither WPCS nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the WPCS Business, and to WPCS' knowledge, neither WPCS nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the WPCS Business;

     (bb) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to WPCS, its subsidiaries, or the WPCS Business nor does WPCS have any knowledge of any deliberate act or omission of WPCS or its subsidiaries that would form any material basis for any such action or proceeding;

     (cc) No Bankruptcy. Neither WPCS nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against WPCS or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of WPCS or its subsidiaries;

     (dd) Labor Matters. Neither WPCS nor its subsidiaries are party to any collective agreement relating to the WPCS Business with any labor union or other association of employees and no part of the WPCS Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of WPCS, has made any attempt in that regard;

     (ee) Finder's Fees. Neither WPCS nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (ff) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of WPCS and the Acquirer;

     (gg) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of WPCS or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which WPCS or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement or any right or rights enjoyed by WPCS or its subsidiaries,

          (iii)  result  in  any  alteration  of  WPCS'  or  its   subsidiaries'
     obligations under any agreement to which WPCS or its subsidiaries are party,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of WPCS,

          (v) result in the imposition of any tax liability to WPCS or its subsidiaries relating to the assets of WPCS, or

          (vi) violate any court order or decree to which either WPCS or its subsidiaries are subject;

The WPCS Business

     (hh) Maintenance of Business. Since the date of the WPCS Financial Statements, WPCS and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

     (ii) Subsidiaries. Except for the Acquirer, WPCS does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm other than WPCS Incorporated, a Delaware corporation;

WPCS - Acquisition Shares

     (jj) Acquisition Shares. The Acquisition Shares when delivered to the holders of Invisinet Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of WPCS, in all cases subject to the provisions and restrictions of all applicable securities laws; and

     (kk) Securities Law Compliance. Except as set forth in the SEC Reports, WPCS has not issued any shares of its common stock (or securities convertible into or exercisable for shares of common stock) since June 1, 2002. Neither WPCS nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of WPCS under circumstances which would require the integration of such offering with the offering of the Acquisition Shares issued to the Invisinet Shareholders) which subject the issuance or sale of such shares to the Invisinet Shareholders to the registration requirements of Section 5 of the Securities Act.

Non-Merger and Survival

3.2 The representations and warranties of WPCS contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Invisinet Shareholders, the representations and warranties of WPCS shall survive the Closing for a period of two (2) years.

Indemnity

3.3 WPCS agrees to indemnify and save harmless the Invisinet Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of WPCS to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by WPCS to the Invisinet Shareholders hereunder provided that (i) each individual claim or series of related claims exceeds $10,000 and (ii) the amount of all such claims shall not exceed the greater of
(A) $250,000 or (B) the gross amount realized by the Invisinet Shareholders from the sale of the Acquisition Shares.


                                    ARTICLE 4
                                COVENANTS OF WPCS

Covenants

4.1 WPCS covenants and agrees with Invisinet that it will:

     (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

     (b) Access. Until the Closing, give the Invisinet Shareholders and their representatives full access to all of the properties, books, contracts, commitments and records of WPCS, and furnish to the Invisinet Shareholders and their representatives all such information as they may reasonably request;

     (c) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger;

     (d) Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144; and

     (b) SEC Filings. File with the Commission in a timely manner, all reports and other documents required of WPCS under the Securities Act and the Exchange Act.

Authorization

4.2 WPCS hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting WPCS and its subsidiaries to release any and all information in their possession respecting WPCS and its subsidiaries to Invisinet. WPCS shall promptly execute and deliver to Invisinet any and all consents to the release of information and specific authorizations which Invisinet reasonably requires to gain access to any and all such information.

Reports Under Exchange Act

4.3 With a view to making available to the Invisinet Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Invisinet Shareholders to sell securities of WPCS to the public without registration and without imposing restrictions arising under the federal securities laws on the purchases thereof ("Rule 144"), and provided that the 1 year holding period imposed by paragraph d of Rule 144 has been met, WPCS agrees to furnish to each

Invisinet Shareholder, so long as such Invisinet Shareholder owns WPCS Common Shares, promptly upon request, (i) a written statement by WPCS that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of WPCS and such other reports and documents so filed by WPCS and (iii) such other information as may be reasonably requested to permit the Invisinet Shareholders to sell such securities pursuant to Rule 144 without registration.

Survival

4.4 The covenants set forth in this Article shall survive the Closing for the benefit of the Invisinet Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                           THE INVISINET SHAREHOLDERS

Representations and Warranties

5.1 The Invisinet Shareholders jointly and severally represent and warrant in all material respects to WPCS, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Invisinet - Corporate Status and Capacity

     (a) Incorporation. Invisinet is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Invisinet carries on business primarily in the States of New Jersey and Illinois and does not carry on any material business activity in any other jurisdiction. Invisinet has an office in Morristown, New Jersey and Schaumburg, Illinois and in no other locations. The nature of the Invisinet Business does not require Invisinet to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. Invisinet has the corporate power, capacity and authority to own Invisinet Assets and to carry on the Business of Invisinet and Invisinet and Johnson to have the corporate power, capacity and authority to enter into and complete this Agreement;

Invisinet - Capitalization

     (d) Authorized Capital. The authorized capital of Invisinet consists of 10,000 shares of common stock, $0.01 par value per share;

     (e) Ownership of Invisinet Shares. The issued and outstanding share capital of Invisinet will on Closing consist of 1,000 common shares (being the Invisinet Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Invisinet Shareholders will be at Closing the registered and beneficial owner of 1,000 Invisinet Shares. The Invisinet Shares owned by the Invisinet Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Invisinet Shares held by the Invisinet Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Invisinet;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Invisinet Shares contained in the charter documents of Invisinet or under any agreement, other than as set forth in the Stockholder's Agreement;

Invisinet - Records and Financial Statements

     (h) Charter Documents. The charter documents of Invisinet have not been altered since its incorporation date, except as filed in the record books of Invisinet;

     (i) Corporate Minute Books. The corporate minute books of Invisinet are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Invisinet which required director or shareholder approval are reflected on the corporate minute books of Invisinet. Invisinet is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws;

     (j) Invisinet Financial Statements. The Invisinet Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Invisinet as of the respective dates thereof, and the results of operations and changes in financial position of Invisinet during the periods covered thereby, in all material respects, and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

     (k) Invisinet Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Invisinet which are not disclosed in Schedule "A" hereto or reflected in the Invisinet Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Invisinet Financial Statements, and Invisinet has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Invisinet as of September 30, 2002 are described in Schedule "A" hereto;

     (l) Invisinet Accounts Receivable. All Invisinet Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Invisinet, any claim by the obligor for set-off or counterclaim;

     (m) Invisinet Bank Accounts. All of the Invisinet Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "C" hereto;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "D" hereto, Invisinet is not, and on Closing will not be, materially indebted to the Invisinet Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Invisinet or the Invisinet Shareholders except accounts payable on account of bona fide business transactions of Invisinet incurred in normal course of Invisinet Business, including employment agreements with the Invisinet Shareholders and attached to Schedule "D" hereto is an accounts payable aging ledger;

     (o) No Related Party Debt to Invisinet. Neither the Invisinet Shareholders nor any director, officer or affiliate of Invisinet are now indebted to or under any financial obligation to Invisinet on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Invisinet have been made, declared or authorized since the date of the Invisinet Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Invisinet Financial Statements to or on behalf of the Invisinet Shareholders or to or on behalf of officers, directors, shareholders or employees of Invisinet or under any management agreements with Invisinet, except
(i) payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them, and (ii) monthly management fees payable to Wav, Inc. in an amount equal to two percent (2%) of the monthly gross revenue of Invisinet;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Invisinet;

     (s)  No  Adverse  Events.   Since  the  date  of  the  Invisinet  Financial
Statements, except as described in Schedule "A" hereto:

          (i) there has not been any material adverse change in the properties, results of operations, financial position or condition of Invisinet, its liabilities or the Invisinet Assets or any damage, loss or other change in circumstances materially affecting Invisinet, the Invisinet Business or the Invisinet Assets or Invisinet's right to carry on the Invisinet Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Invisinet, the Invisinet Business or the Invisinet Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Invisinet to the Invisinet Shareholders or to any of Invisinet's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Invisinet Business has been and continues to be carried on in the ordinary course,

          (v) Invisinet has not waived or surrendered any right of material value,

          (vi) Invisinet has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Invisinet - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of Invisinet required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Invisinet or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Invisinet. Invisinet is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Invisinet - Applicable Laws and Legal Matters

     (v) Licenses. Invisinet holds all licenses and permits as may be requisite for carrying on the Invisinet Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Invisinet Business;

     (w) Applicable Laws. Invisinet has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Invisinet Business, and, to Invisinet's knowledge, Invisinet is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Invisinet Business;

     (x) Pending or Threatened Litigation. Except as described in Schedule "A" attached hereto, there is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Invisinet, the Invisinet Business, or any of the Invisinet Assets, nor does Invisinet have any knowledge of any deliberate act or omission of Invisinet that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Invisinet has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Invisinet and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Invisinet;

     (z) Labor Matters. Invisinet is not a party to any collective agreement relating to the Invisinet Business with any labor union or other association of employees and no part of the Invisinet Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Invisinet, has made any attempt in that regard and Invisinet has no reason to believe that any current employees will leave Invisinet's employ as a result of this Merger;

     (aa) Finder's Fees. Invisinet is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Invisinet and the Invisinet Shareholders;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Invisinet or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Invisinet is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Invisinet Material Contracts, or any right or rights enjoyed by Invisinet,

          (iii) result in any alteration of Invisinet's obligations under any agreement to which Invisinet is a party including, without limitation, the Invisinet Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Invisinet Assets,

          (v) result in the imposition of any tax liability to Invisinet relating to Invisinet Assets or the Invisinet Shares, or

          (vi) violate any court order or decree to which either Invisinet is subject;

Invisinet Assets - Ownership and Condition

     (dd) Business Assets. The Invisinet Assets comprise all of the property and assets of the Invisinet Business, and neither the Invisinet Shareholders nor any other person, firm or corporation owns any assets used by Invisinet in operating the Invisinet Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "I" hereto;

     (ee) Title. Invisinet is the legal and beneficial owner of the Invisinet Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "I" hereto;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Invisinet Assets;

     (gg) Invisinet Insurance Policies. Invisinet maintains the public liability insurance and insurance against loss or damage to the Invisinet Assets and the Invisinet Business as described in Schedule "G" hereto;

     (hh) Invisinet Material Contracts. The Invisinet Material Contracts listed in Schedule "I" constitute all of the material contracts of Invisinet;

     (ii) No Default. There has not been any default in any material obligation of Invisinet or any other party to be performed under any of Invisinet Material Contracts, each of which is in good standing and in full force and effect and unamended (except as specifically disclosed in Schedule "I"), and Invisinet is not aware of any default in the obligations of any other party to any of the Invisinet Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Invisinet. Invisinet is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Invisinet Assets - Invisinet Equipment

     (kk) Invisinet Equipment. The Invisinet Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Invisinet Assets - Invisinet Goodwill and Other Assets

     (ll) Invisinet Goodwill. Invisinet carries on the Invisinet Business only under the name "Invisinet, Inc." and variations thereof and under no other business or trade names. Invisinet does not have any knowledge of any infringement by Invisinet of any patent, trademark, copyright or trade secret;

The Business of Invisinet

     (mm) Maintenance of Business. Since the date of the Invisinet Financial Statements, the Invisinet Business has been carried on in the ordinary course and Invisinet has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Invisinet does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Invisinet does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of the Invisinet Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by WPCS, the representations and warranties of the Invisinet Shareholders shall survive the Closing for a period of two (2) years.

Indemnity

5.3 The Invisinet Shareholders jointly and severally agree to indemnify and save harmless WPCS from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Invisinet Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Invisinet or the Invisinet Shareholders to WPCS hereunder provided that (i) each individual claim or series of related claims exceeds $10,000 and (ii) the amount of all such claims shall not exceed the greater of (A) $250,000 or (B) the gross amount realized by the Invisinet Shareholders from the sale of the Acquisition Shares.


                                    ARTICLE 6
                           COVENANTS OF INVISINET AND
                           THE INVISINET SHAREHOLDERS

Covenants

6.1 Invisinet and the Invisinet Shareholders covenant and agree with WPCS that they will:

     (a) Conduct of Business. Until the Closing, conduct the Invisinet Business diligently and in the ordinary course consistent with the manner in which the Invisinet Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Invisinet Business and the Invisinet Assets and, without limitation, preserve for WPCS Invisinet's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give WPCS and its representatives full access to all of the properties, books, contracts, commitments and records of Invisinet relating to Invisinet, the Invisinet Business and the Invisinet Assets, and furnish to WPCS and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Invisinet Assets, including the Invisinet Material Contracts, notwithstanding the change in control of Invisinet arising from the Merger; and

     (e) Reporting and Internal Controls. From and after the Effective Time, forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company complies with Section 13(b)(2) of the Exchange Act.

Authorization

6.2 Invisinet hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Invisinet to release any and all information in their possession respecting Invisinet to WPCS. Invisinet shall promptly execute and deliver to WPCS any and all consents to the release of information and specific authorizations which WPCS reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of WPCS.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of WPCS

7.1 WPCS' obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to WPCS hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Invisinet or the Invisinet Shareholders at or prior to the Closing will have been complied with or performed;

     (c) WPCS shall have completed its review and inspection of the books and records of Invisinet and shall be satisfied with same in all material respects;

     (d) Johnson shall convert, as of the Closing Date, the debt owing to it by Invisinet of $600,000, as well as all interest accrued thereon, into equity of Invisinet through an additional capital contribution in respect of the 850 Invisinet Shares presently held by Johnson;

     (e) WAV, Inc. shall have forgiven any and all interest due to it accrued on any accounts payable of Invisinet due to WAV, Inc;

     (f) title to the Invisinet Shares held by the Invisinet Shareholders and to the Invisinet Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (g) the Certificate of Merger shall be executed by Invisinet in form acceptable for filing with the Delaware Secretary of State;

     (h) subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Invisinet, its liabilities or the Invisinet Assets or any damage, loss or other change in circumstances materially and adversely affecting the Invisinet Business or the Invisinet Assets or Invisinet's right to carry on the Invisinet Business, other than (i) changes described in the Schedule "A" hereto and (ii) changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Invisinet or the Invisinet Business (whether or not covered by insurance) materially and adversely affecting Invisinet, the Invisinet Business or the Invisinet Assets; and

     (i) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.


Waiver by WPCS

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of WPCS and any such condition may be waived in whole or in part by WPCS at or prior to Closing by delivering to Invisinet and the Invisinet Shareholders a written waiver to that effect signed by WPCS. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, WPCS shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Invisinet and the Invisinet Shareholders

7.3 The obligations of Invisinet and the Invisinet Shareholders to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Invisinet hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by WPCS at or prior to the Closing will have been complied with or performed;

     (c) Invisinet shall have completed its review and inspection of the books and records of WPCS and its subsidiaries and shall be satisfied with same in all material respects;

     (d) WPCS will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to the Invisinet Shareholders at the Closing and the Acquisition Shares will be registered on the books of WPCS in the name of the Invisinet Shareholders at the Effective Time;

     (e) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (f) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

     (g) subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of WPCS, its subsidiaries, their assets of liabilities or any damage, loss or other change in circumstances materially and adversely affecting WPCS or the WPCS Business or WPCS' right to carry on the WPCS Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to WPCS or the WPCS Business (whether or not covered by insurance) materially and adversely affecting WPCS, its subsidiaries or its assets; and

     (j) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

Waiver by Invisinet and the Invisinet Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Invisinet and the Invisinet Shareholders and any such condition may be waived in whole or in part by Invisinet or the Invisinet Shareholders at or prior to the Closing by delivering to WPCS a written waiver to that effect signed by Invisinet and the Invisinet Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Invisinet and the Invisinet Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before November 15, 2002, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Invisinet and WPCS and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that WPCS may be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of WPCS' filings with the Securities and Exchange Commission.

No-Shop Provision

7.8 From the date hereof until the close of business on November 15, 2002, the parties hereto agree that they shall not, nor will they cause their directors, officers, employees, agents and representatives to, directly or indirectly, solicit or entertain offers from, hold meetings or discussions with, or in any manner encourage, accept or consider any proposal of, any other person relating to the acquisition of Invisinet, shares of Invisinet's capital stock, securities convertible into or exchangeable for shares of Invisinet's capital stock, or Invisinet's assets or business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, original issuance, or otherwise. Invisinet and the Invisinet Shareholders will immediately notify WPCS in writing regarding any such contact from the date hereof until the close of business on November 15, 2002.


                                    ARTICLE 8
                                      RISK

Material Change in the Business of Invisinet

8.1 If any material loss or damage to the Invisinet Business occurs prior to Closing and such loss or damage, in WPCS' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, WPCS shall, within two (2) days following any such loss or damage, by notice in writing to Invisinet, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to WPCS' obligations to carry out the transactions contemplated hereby, be vested in Invisinet or otherwise adequately secured to the satisfaction of WPCS on or before the Closing Date.

Material Change in the WPCS Business

8.2 If any material loss or damage to the WPCS Business occurs prior to Closing and such loss or damage, in Invisinet's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Invisinet shall, within two (2) days following any such loss or damage, by notice in writing to WPCS, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Invisinet's obligations to carry out the transactions contemplated hereby, be vested in WPCS or otherwise adequately secured to the satisfaction of Invisinet on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Invisinet

9.2 On or before the Closing, Invisinet and the Invisinet Shareholders will deliver or cause to be delivered to WPCS:

     (a) the original or certified copies of the charter documents of Invisinet and all corporate records documents and instruments of Invisinet, the corporate seal of Invisinet and all books and accounts of Invisinet;

     (b) all reasonable consents or approvals required to be obtained by Invisinet for the purposes of completing the Merger and preserving and maintaining the interests of Invisinet under any and all Invisinet Material Contracts and in relation to Invisinet Assets;

     (c) certified copies of such resolutions of the shareholders and director of Invisinet as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) evidence satisfactory to WPCS and its counsel, acting reasonably, that Invisinet has fully paid its auditors for the cost of preparing, reviewing and delivering the Invisinet Financial Statements and that the cost thereof did not exceed $15,000;

     (e) an acknowledgement from Invisinet and the Invisinet Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (f) a bank draft drawn upon the Invisinet Bank Accounts for the balance of these accounts made payable to WPCS in the amount of not less than $130,000 and a copy of a letter of Invisinet dated as of the Closing Date directing that the Invisinet Bank Accounts be closed effective as of such date;

     (g) the written release by all employees of Invisinet of accrued wages and interest, if any, due to them by Invisinet;

     (h) a Officer's Certificate executed by von Schaumburg stating that the working capital of Invisinet at the Closing Date (being current assets less current liabilities) is not less that $130,000;

     (i)  the  Employment   Agreement,   duly  executed  by  Invisinet  and  von
Schaumburg;

     (j) the Bonus Share Agreement, duly executed by von Schaumburg;

     (k) the Registration Rights Agreement, duly executed by Johnson and von Schaumburg;

     (l) documentation acceptable to WPCS, acting reasonably, evidencing the release by WAV, Inc. of the 2% monthly management fee paid by Invisinet to WAV, Inc.;

     (m) the Certificate of Merger, duly executed by Invisinet; and

     (n) such other documents as WPCS may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by WPCS

9.3         On  or  before  the  Closing,   WPCS  shall
deliver or cause to be delivered to Invisinet and the Invisinet Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the Invisinet Shareholders;

     (b) certified copies of such resolutions of the directors of WPCS as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of WPCS dated as of the Closing Date appointing Norm Dumbroff as a director of WPCS;

     (d) a certified copy of a resolution of the directors of WPCS dated as of the Closing Date appointing von Schaumburg as executive Vice-President of Strategic Development of WPCS;

     (e) an acknowledgement from WPCS of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (f) the Bonus Share Agreement, duly executed by WPCS;

     (g) the Registration Rights Agreement, duly executed by WPCS;

     (h) the Certificate of Merger, duly executed by the Acquirer; and

     (i) such other documents as Invisinet may reasonably require to give effect to the terms and intention of this Agreement.


                                   ARTICLE 10
                              POST-CLOSING MATTERS

            Forthwith after the Closing, WPCS, Invisinet and the Invisinet Shareholders agree to use all their best efforts to:

     (a) file the Certificate of Merger with Secretary of State of the State of Delaware;

     (b) remove the present directors of Invisinet from office and appoint Andrew Hidalgo as the sole director of Invisinet;

     (c) issue a news release reporting the Closing;

     (d) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 60 days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of Invisinet as well as pro forma financial information of Invisinet and WPCS as required by Regulation SB as promulgated by the Securities and Exchange Commission; and

     (e) file reports on Form 3 (and Form 13D, where applicable) with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Invisinet Shareholders.


                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within thirty (30) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration.

           Any action or proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement shall be settled by binding arbitration by a panel of three (3) arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association and governed by the laws of the State of Delaware (without regard to the choice-of-law rules or principles of that jurisdiction). Judgment upon the award may be entered in any court located in the State of Delaware, and all the parties hereto hereby consent to submit to the jurisdiction of such courts and expressly waive any objections or defense based upon lack of personal jurisdiction or venue.

           Each of the plaintiff and defendant party to the arbitration shall select one (1) arbitrator (or where multiple plaintiffs and/or defendants exist, one (1) arbitrator shall be chosen collectively by such parties comprising the plaintiffs and one (1) arbitrator shall be chosen collectively by those parties comprising the defendants) and then the two (2) arbitrators shall mutually agree upon the third arbitrator. Where no agreement can be reached on the selection of either a third arbitrator or an arbitrator to be named by either a group of plaintiffs or a group of defendants, any implicated party may apply to a judge of the courts of the State of Delaware, to name an arbitrator. The location of any arbitration shall be in the State of Delaware. Process in any such action or proceeding may be served on any party anywhere in the world.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or Facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by Facsimile shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

     (a) WPCS or the Acquirer:

                    WPCS International Incorporated
                    140 South Village Avenue, Suite 20
                    Exton, Pennsylvania 19341
                    Attn:  Andrew Hidalgo, President
                    Phone:  (610) 903-0400
                    Facsimile: (610) 903-0401

(b)      Invisinet

                    Invisinet, Inc.
                    Attention: President
                    15 Manor Drive
                    Morristown, NJ 07960
                    Phone:  (973) 540-9828
                    Facsimile: (973) 540-9853

(c)      the Invisinet Shareholders

                    J. Johnson LLC
                    Attention: President
                    245 West Roosevelt Road,  Boulevard 7
                    Suite 48, West Chicago, IL  60185
                    Phone:  (630) 818-1002
                    Facsimile: (630) 818-4450

                    E.J. von Schaumburg
                    15 Manor Drive
                    Morristown, NJ 07960
                    Phone:  (973) 879-4408
                    Facsimile: (973) 879-4408

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6        Time  is  expressly   declared  to  be  the
essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Invisinet, the Invisinet Shareholders, the Acquirer and WPCS respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Invisinet, the Invisinet Shareholders, the Acquirer and WPCS with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by Facsimile will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of Delaware.



     [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.




WPCS INTERNATIONAL

INCORPORATED



                                                      "Andrew Hidalgo"

                                                   By: --------------------
"Diana Schiendaft"                                     Andrew Hidalgo, President
Witness



---------------------
Diana Schiendaft
1827 W. Chase
Chicago IL 60626





                                                     INVISINET ACQUISITIONS INC.



                                                      "Andrew Hidalgo"

"Diana Schiendaft"                                 By: --------------------
                                                       Andrew Hidalgo, President
Witness

---------------------
Diana Schiendaft
1827 W. Chase
Chicago IL 60626


                                                        INVISINET, INC.



                                                       "E.J. von Schaumburg"
"Diana Schiendaft"                                 By: ---------------------
                                                        E.J. von Schaumburg,
                                                        President
Witness

Diana Schiendaft
1827 W. Chase
Chicago IL 60626

     This is page 31 to the Agreement and Plan of Merger dated November 13, 2002
between  WPCS   International   Incorporated.,   Invisinet   Acquisitions  Inc.,
Invisinet, Inc., J. Johnson LLC and E.J. von Schaumburg.

                                                        J. JOHNSON LLC



                                                        "Norm Dumbroff"
                                                   By: -------------------
"Diana Schiendaft"                                      Norm Dumbroff, President

Diana Schiendaft
1827 W. Chase
Chicago IL 60626

                                                        "E.J. von Schaumburg"
"Diana Schiendaft"                                      -------------------
                                                         E.J. VON SCHAUMBURG
Diana Schiendaft
1827 W. Chase
Chicago IL 60626

     This is page 32 to the Agreement and Plan of Merger dated November 13,, 2002 between WPCS International Incorporated., Invisinet Acquisitions Inc., Invisinet, Inc., J. Johnson LLC and E.J. von Schaumburg.